TRANSAMERICA SERIES TRUST

Supplement to the Currently Effective Prospectus, Summary Prospectuses

and Statement of Additional Information

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Transamerica Aegon U.S. Government Securities VP

MANAGEMENT FEES:

Effective as of August 1, 2019, the portfolio will lower its management fee schedule as described below.

The following changes will take effect as of August 1, 2019:

TAM will receive compensation from the portfolio, calculated daily and paid monthly, at the annual rates (expressed as a percentage of the portfolio’s average daily net assets) indicated below:

First $500 million	0.55%
Over $500 million up to $1.5 billion	0.51%
In excess of $1.5 billion	0.50%

The “Annual Fund Operating Expenses” table included in the “Fees and Expenses” section of the Prospectus and Summary Prospectus is deleted entirely and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	Initial	Service
Management fees[1]	0.55%	0.55%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses[2]	0.03%	0.03%
Total annual fund operating expenses	0.58%	0.83%

[1]	Management fees have been restated to reflect a reduction in management fees effective August 1, 2019.
[2]	Other expenses have been restated to reflect expenses expected to be incurred during the current fiscal year.

The “Example” table included in the Prospectus and Summary Prospectus is deleted entirely and replaced with the following:

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Initial Class	$59	$186	$324	$726
Service Class	$85	$265	$460	$1,025

The following information will be added alphabetically to the sub-section titled “Recent Management Fee Changes” under the heading “Shareholder Information - Investment Manager” in the Prospectus:

Transamerica Aegon U.S. Government Securities VP: Effective August 1, 2019, the management fee is 0.55% of the first $500 million; 0.51% over $500 million up to $1.5 billion; and 0.50% in excess of $1.5 billion in average daily net assets. Prior to August 1, 2019, the management fee was 0.58% of average daily net assets.

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Transamerica Levin Large Cap Value VP

MANAGEMENT FEES:

Effective as of August 1, 2019, the portfolio will lower its management fee schedule as described below.

The following changes will take effect as of August 1, 2019:

TAM will receive compensation from the portfolio, calculated daily and paid monthly, at the annual rates (expressed as a percentage of the portfolio’s average daily net assets) indicated below:

First $750 million	0.65%
Over $750 million up to $1 billion	0.62%
Over $1 billion up to $2 billion	0.60%
Over $2 billion up to $3 billion	0.59%
In excess of $3 billion	0.58%

The “Annual Fund Operating Expenses” table included in the “Fees and Expenses” section of the Prospectus and Summary Prospectus is deleted entirely and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	Initial	Service
Management fees[1]	0.65%	0.65%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses[2]	0.65%	0.65%
Total annual fund operating expenses	1.30%	1.55%
Fee waiver and/or expense reimbursement[3]	0.35%	0.35%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.95%	1.20%

[1]	Management fees have been restated to reflect a reduction in management fees effective August 1, 2019.
[2]	Other expenses have been restated to reflect expenses expected to be incurred during the current fiscal year.
[3]

Contractual arrangements have been made with the portfolio’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through May 1, 2020 to waive fees and/or reimburse portfolio expenses to the extent that the total annual fund operating expenses exceed 0.95% for Initial Class shares and 1.20% for Service Class shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the portfolio’s business. These arrangements cannot be terminated prior to May 1, 2020 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the portfolio, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.

The “Example” table included in the Prospectus and Summary Prospectus is deleted entirely and replaced with the following:

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Only the 1 year dollar amount shown below reflects TAM’s agreement to waive fees and/or reimburse portfolio expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Initial Class	$97	$378	$679	$1,537
Service Class	$122	$455	$812	$1,816

The following information will be added alphabetically to the sub-section titled “Recent Management Fee Changes” under the heading “Shareholder Information - Investment Manager” in the Prospectus:

Transamerica Levin Large Cap Value VP: Effective August 1, 2019, the management fee is 0.65% of the first $750 million; 0.62% over $750 million up to $1 billion; 0.60% over $1 billion up to $2 billion; 0.59% over $2 billion up to $3 billion; and 0.58% in excess of $3 billion in average daily net assets. Prior to August 1, 2019, the management fee was 0.68% of the first $750 million; 0.65% over $750 million up to $1 billion; 0.63% over $1 billion up to $2 billion; 0.60% over $2 billion up to $3 billion; and 0.58% in excess of $3 billion in average daily net assets.

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Investors Should Retain this Supplement for Future Reference

July 2, 2019